SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 9, 2003

PARAMETRIC TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-18059	04-2866152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street, Needham, Massachusetts 02494
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(781) 370-5000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

99.1	Press release issued by Parametric Technology Corporation on June 9, 2003.

Item 9.    Regulation FD Disclosure.

On June 9, 2003, we announced that Neil F. Moses has been named Executive Vice President and Chief Financial Officer of the Company. A copy of the related press release is hereby furnished to the Commission as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parametric Technology Corporation.

Date: June 9, 2003	By:	/s/ Aaron C. von Staats
Aaron C. von Staats Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Parametric Technology Corporation on June 9, 2003.